SCUDDER VARIABLE LIFE INVESTMENT FUND

                             Money Market Portfolio
                                 Bond Portfolio
                               Balanced Portfolio
                           Growth and Income Portfolio
                            Capital Growth Portfolio
                           Global Discovery Portfolio
                             International Portfolio

     Supplement to the Statement of Additional Information dated May 1, 1997


Master-feeder fund structure

At the special meeting of stockholders, a majority of the stockholders of Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio and International Portfolio (each a "Portfolio") of Scudder Variable Life Investment Fund (the "Fund") approved a proposal which gives the Fund's Board of Trustees the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


October 24, 1997